Morgan Stanley Institutional Fund Trust - High Yield
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Crown Castle International Corp.
5.250% due 1/15/2023
Purchase/Trade Date:	  10/3/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,650,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.85
Brokers: BofA Merrill Lynch, Morgan Stanley, SunTrust
Robinson Humphrey, TD Securities, JP Morgan, RBC
Capital Markets, RBS, Barclays, Credit Agricole CIB,
Citigroup, Deutsche Bank Securities, Mitsubishi UFJ
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Quebecor Media Inc. 5.750% due
1/15/2023
Purchase/Trade Date:	  10/3/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 1.27
Brokers: BofA Merrill Lynch, TD Securities, National
Bank of Canada Financial, Citigroup, RBC Capital
Markets, BMO Capital Markets, CIBC, Desjardins
Securities, Goldman, Sachs & Co., Scotiabank, HSBC,
Mitsubishi UFJ Securities, Laurentian Bank Securities Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Dufry Financial SCA 5.500% due
10/15/2020
Purchase/Trade Date:	  10/19/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 1.70
Brokers: Credit Suisse, BofA Merrill Lynch, RBS, BBCA,
Credit Agricole CIB, Goldman, Sachs & Co., HSBC, ING,
Morgan Stanley, Raiffeisen Bank International AG,
Santander, UBS Investment Bank, UniCredit Bank
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Targa Resources Partners LP
5.250% due 5/1/2023
Purchase/Trade Date:	  10/22/2012
Offering Price of Shares: $99.500
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.84
Brokers: BofA Merrill Lynch, Deutsche Bank Securities,
Wells Fargo Securities, Barclays, RBS, Citigroup, RBC
Capital Markets, Goldman, Sachs & Co., Morgan Stanley,
UBS Investment Bank, Comerica Securities, ING, Natixis,
SMBC Nikko, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	BOE Merger Corp. 9.500% due
11/1/2017
Purchase/Trade Date:	  10/24/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $335,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund:  0.015
Percentage of Fund's Total Assets: 0.42
Brokers: BofA Merrill Lynch, Deutsche Bank Securities,
Goldman, Sachs & Co., JP Morgan, UBS Investment Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	United Rentals (North America) Inc.
6.125% due 6/15/2023
Purchase/Trade Date:	  10/25/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.42
Brokers: BofA Merrill Lynch, Morgan Stanley, Wells
Fargo Securities, Barclays, Citigroup, Credit Suisse
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	PQ Corp. 8.750% due 5/1/2018
Purchase/Trade Date:	  11/1/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 1.74
Brokers: JP Morgan, Credit Suisse, Barclays, Jefferies,
Mizuho Securities, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Spectrum Brands Escrow Corp.
6.625% due 11/15/2022
Purchase/Trade Date:	  11/1/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $570,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.87
Brokers: Barclays, Deutsche Bank Securities, Jefferies,
SunTrust Robinson Humphrey, Mitsubishi UFJ Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Royal Caribbean Cruises Ltd.
5.250% due 11/15/2022
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 1.74
Brokers: Citigroup, JP Morgan, BofA Merrill Lynch,
Goldman, Sachs & Co., Morgan Stanley, RBS, BNP
Paribas, DNB Markets, Scotiabank, BB&T Capital
Markets, Deutsche Bank Securities, Mitsubishi UFJ
Securities, Mizuho Securities, Raymond James, SEB,
SMBC Nikko, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	E*Trade Financial Corp. 6.375% due
11/15/2019
Purchase/Trade Date:	  11/6/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.87
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Terex Corp. 6.000% due 5/15/2021
Purchase/Trade Date:	  11/8/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund:  0.018
Percentage of Fund's Total Assets: 1.31
Brokers: Credit Suisse, Goldman, Sachs & Co., RBS, UBS
Investment, Commerzbank, Barclays, Credit Agricole CIB,
HSBC, Morgan Stanley
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Sealed Air Corp. 6.500% due
12/1/2020
Purchase/Trade Date:	  11/15/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $425,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.047
Percentage of Fund's Total Assets: 1.74
Brokers: BofA Merrill Lynch, Morgan Stanley, Citigroup,
RBS, Credit Agricole CIB, HSBC, Mizuho Securities,
Scotiabank, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 UnityMedia Hessen 5.500% due
1/15/2023
Purchase/Trade Date:	  11/30/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 2.62
Brokers: JP Morgan, Credit Suisse, Goldman Sachs
International, BNP Paribas, BofA Merrill Lynch, Morgan
Stanley, Deutsche Bank, Barclays, Citigroup, Credit
Agricole CIB, ING, The Royal Bank of Scotland
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Cinemark USA Inc. 5.125% due
12/15/2022
Purchase/Trade Date:	  12/4/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 1.77
Brokers: Barclays, Morgan Stanley, Deutsche Bank
Securities, Wells Fargo Securities, Nomura
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 NCR Corp. 4.625% due 2/15/2021
Purchase/Trade Date:	  12/4/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 1.77
Brokers: JP Morgan, BofA Merrill Lynch, RBC Capital
Markets, SunTrust Robinson Humphrey, Wells Fargo
Securities, BNP Paribas, Fifth Third Securities, Inc.,
HSBC, US Bancorp, KeyBanc Capital Markets, Mitsubishi
UFJ Securities, Mizuho Securities, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Hamilton Sundstrand Industrial
Silver II Borrower/Silver II 7.750% due 12/15/2020
Purchase/Trade Date:	  12/5/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 1.77
Brokers: Credit Suisse, Citigroup, Deutsche Bank
Securities, Morgan Stanley, RBC Capital Markets,
Goldman, Sachs & Co., UBS Investment Bank
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 New Academy Finance Co. LLC
8.000% due 6/15/2018
Purchase/Trade Date:	  12/6/2012
Offering Price of Shares: $99.500
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.88
Brokers: Goldman, Sachs & Co., Credit Suisse, Barclays,
Morgan Stanley, JP Morgan, KKR, Mizuho Securities
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Altice Financing SA 7.875% due
12/15/2019
Purchase/Trade Date:	  12/7/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.056
Percentage of Fund's Total Assets: 2.17
Brokers: Goldman Sachs International, HSBC, Morgan
Stanley, BNP Paribas, Credit Agricole CIB, Credit Suisse,
ING, JP Morgan
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 AMC Networks Inc. 4.750% due
12/15/2022
Purchase/Trade Date:	  12/10/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund:  0.025
Percentage of Fund's Total Assets: 1.33
Brokers: BofA Merrill Lynch, BNP Paribas, JP Morgan,
Barclays, Citigroup, Credit Agricole CIB, Credit Suisse,
Deutsche Bank Securities, Goldman, Sachs & Co.,
Guggenheim Securities, Morgan Stanley, RBC Capital
Markets, RBS, Scotiabank, SunTrust Robinson Humphrey,
UBS Investment Bank, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Sequa Corp. 7.000% due
12/15/2017
Purchase/Trade Date:	  12/10/2012
Offering Price of Shares: $98.500
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.87
Brokers: Barclays, Credit Suisse, Citigroup, HSBC, JP
Morgan, Goldman, Sachs & Co., Morgan Stanley, RBC
Capital Markets
Purchased from:  Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 CCO Holdings LLC 5.125% due
2/15/2023
Purchase/Trade Date:	  12/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 1.77
Brokers: Deutsche Bank Securities, BofA Merrill Lynch,
Citigroup, Credit Suisse, UBS Investment Bank, JP
Morgan, Barclays, Morgan Stanley, Goldman, Sachs &
Co., Guggenheim Securities, LionTree, Morgan Joseph
TriArtisan, RBC Capital Markets
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Access Midstream Partners LP
4.875% due 5/15/2023
Purchase/Trade Date:	  12/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,400,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.43
Brokers:  Citigroup, Barclays, UBS Investment Bank,
Wells Fargo Securities, BofA Merrill Lynch, BMO Capital
Markets, Capital One Southcoast, DNB Markets,
Mitsubishi UFJ Securities, Morgan Stanley, RBS, Scotia
Capital, US Bancorp, Comerica Securities, Credit Suisse,
Deutsche Bank Securities, Goldman, Sachs & Co.,
Raymond James, RBC Capital Markets, SMBC Nikko, TD
Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Continental Airlines 2012-2 Pass
6.125% due 4/29/2018
Purchase/Trade Date:	  12/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $425,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:  0.024
Percentage of Fund's Total Assets: 0.88
Brokers: Credit Suisse, Morgan Stanley, Goldman, Sachs &
Co., Citigroup, Deutsche Bank Securities, Barclays, BofA
Merrill Lynch, JP Morgan
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 MarkWest Energy Partners LP
4.500% due 7/15/2023
Purchase/Trade Date:	  1/7/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 1.76
Brokers: Barclays, BofA Merrill Lynch, Citigroup,
Goldman, Sachs & Co., JP Morgan, Morgan Stanley,
Natixis, RBC Capital Markets, SunTrust Robinson
Humphrey, UBS Investment Bank, US Bancorp, Wells
Fargo Securities, Capital One Southcoast, Comerica
Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Windstream Corporation 6.375%
due 8/1/2023
Purchase/Trade Date:	  1/8/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 1.76
Brokers: Wells Fargo Securities, Barclays, BofA Merrill
Lynch, Deutsche Bank Securities, Goldman, Sachs & Co.,
Mitsubishi UFJ Securities, Morgan Stanley, SunTrust
Robinson Humphrey
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Jefferies Group Inc. 5.125% due
1/20/2023
Purchase/Trade Date:	  1/15/2013
Offering Price of Shares: $99.721
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 1.74
Brokers: Jefferies & Company, Inc., Citigroup Global
Markets Inc., Deutsche Bank Securities LLC, JP Morgan
Securities LLC, Natixis Securities Americas LLC, RBC
Capital Markets, LLC, BNY Mellon Capital Markets, LLC,
HSBC Securities (USA) Inc., Barclays Capital Inc., Credit
Suisse Securities (USA) LLC, JMP Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith Incorporated, Morgan
Stanley & Co. LLC, Oppenheimer & Co. Inc., US Bancorp
Investments, Inc., Keefe, Bruyette & Woods, Inc., Knight
Capital Americas, LP, Rafferty Capital Markets, LLC,
Sandler O'Neill & Partners, L.P., Stephens Inc., Stifel,
Nicolaus & Company, Incorporated
Purchased from:  Jefferies & Co.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Flash Dutch 2 B.V. 7.375% due
5/1/2021
Purchase/Trade Date:	  1/16/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 1.30
Brokers: Credit Suisse, Deutsche Bank Securities,
Citigroup, Barclays, UBS Investment Bank, Morgan
Stanley, Jefferies, SMBC Nikko
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Hexion U.S. Finance Corp. 6.625%
due 4/15/2020
Purchase/Trade Date:	  1/16/2013
Offering Price of Shares: $100.750
Total Amount of Offering: $1,100,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 1.33
Brokers: JP Morgan, Citigroup, Deutsche Bank Securities,
Goldman, Sachs & Co., UBS Investment Bank, BofA
Merrill Lynch, Credit Suisse, Morgan Stanley, Apollo
Global Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 TPC Group Inc. 8.750% due
12/15/2020
Purchase/Trade Date:	  1/16/2013
Offering Price of Shares: $101.000
Total Amount of Offering: $100,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.150
Percentage of Fund's Total Assets: 1.33
Brokers: Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Jefferies & Company, Inc., Morgan Stanley
& Co. LLC, Deutsche Bank Securities Inc., Goldman,
Sachs & Co.
Purchased from:
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Denbury Resources Inc. 4.625% due
7/15/2023
Purchase/Trade Date:	  1/22/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 1.30
Brokers: BofA Merrill Lynch, JP Morgan, Credit Suisse,
Wells Fargo Securities, RBC Capital Markets, Credit
Agricole CIB, Scotiabank, Mitsubishi UFJ Securities, UBS
Investment Bank, Capital One Southcoast, CIBC, Comerica
Securities, US Bancorp, ING, SunTrust Robinson
Humphrey, KeyBanc Capital Markets, SMBC Nikko, Fifth
Third Securities, Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Tenet Healthcare Corporation
4.500% due 4/1/2021
Purchase/Trade Date:	  1/22/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 1.30
Brokers: BofA Merrill Lynch, Barclays, Citigroup, Wells
Fargo Securities, Scotiabank, Morgan Stanley, SunTrust
Robinson Humphrey
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Jaguar Land Rover Automotive PLC
5.625% due 2/1/2023
Purchase/Trade Date:	  1/23/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 1.30
Brokers: BofA Merrill Lynch, Deutsche Bank Securities
HSBC, Lloyds Securities, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Apex Tool Group, LLC (BC
Mountain, LLC) 7.000% due 2/1/2021
Purchase/Trade Date: 1/25/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:  0.022
Percentage of Fund's Total Assets: 0.87
Brokers: Goldman, Sachs & Co., Barclays, Morgan
Stanley, RBC Capital Markets, Citigroup, Deutsche Bank
Securities
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Delphi Corp. 5.00% due 2/15/2023
Purchase/Trade Date:	  2/11/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 1.73
Brokers: JP Morgan, BofA Merrill Lynch, Deutsche Bank
Securities, Barclays, Citigroup, Goldman, Sachs & Co.,
Credit Suisse, Morgan Stanley, PNC Capital Markets LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Burlington Holdings LLC 9.000%
due 2/15/2018
Purchase/Trade Date:	  2/14/2013
Offering Price of Shares: $98.000
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets: 1.27
Brokers: Goldman, Sachs & Co., JP Morgan, BofA Merrill
Lynch, Morgan Stanley, Wells Fargo Securities
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 TRW Automotive Inc. 4.500% due
3/1/2021
Purchase/Trade Date:	  2/25/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.83
Brokers: BofA Merrill Lynch, JP Morgan, Goldman, Sachs
& Co., UBS Investment Bank, Commerzbank, Credit
Agricole CIB, PNC Capital Markets LLC, Scotiabank,
Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 RR Donnelly & Sons Company
7.875% due 3/15/2021
Purchase/Trade Date:	  2/28/2013
Offering Price of Shares: $99.500
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.41
Brokers: BofA Merrill Lynch, JP Morgan, Mitsubishi UFJ
Securities, Wells Fargo Securities, US Bancorp, ING, PNC
Capital Markets LLC, Citigroup, Fifth Third Securities,
Inc., TD Securities, Loop Capital Markets, Morgan Stanley,
Comerica Securities, Wedbush Securities Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
*Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Mastec Inc. 4.875% due 3/15/2023
Purchase/Trade Date:	  3/6/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.39
Brokers: Barclays, Morgan Stanley, SunTrust Robinson
Humphrey, FBR, KeyBanc Capital Markets, Stifel
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	MetroPCS Wireless, Inc. 5.250%
due 4/1/2021
Purchase/Trade Date:	  3/8/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.79
Brokers: Deutsche Bank Securities, Credit Suisse, JP
Morgan, Morgan Stanley
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Steel Dynamics Inc. 5.250% due
4/15/2023
Purchase/Trade Date:	  3/12/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.81
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co, JP
Morgan, Deutsche Bank Securities, Morgan Stanley, PNC
Capital Markets LLC, RBS
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Centurylink Inc. 5.625% due
4/1/2020
Purchase/Trade Date:	  3/18/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.81
Brokers: JP Morgan, Barclays, Citigroup, SunTrust
Robinson Humphrey, Mitsubishi UFJ Securities, Mituzho
Securities, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Chesapeake Energy Corp. 3.250%
due 3/15/2016
Purchase/Trade Date:	  3/18/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.020
Percentage of Fund's Total Assets: 0.81
Brokers: Citigroup, Morgan Stanley, Credit Suisse,
Goldman, Sachs & Co., Wells Fargo Securities, Barclays,
BofA Merrill Lynch, Credit Agricole CIB, Deutsche Bank,
DNB Markets, Jefferies, Mitsubishi UFJ Securities,
Mizuho Securities, Natixis, Nomura, RBS, Scotiabank,
UBS Investment Bank, Comerica Securities, Macquarie
Capital, PNC Capital Markets LLC, Santander, SMBC
Nikko, TD Securities
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Intelsat (Luxembourg) SA 6.750%
due 6/1/2018
Purchase/Trade Date:	  3/20/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.030
Percentage of Fund's Total Assets: 1.22
Brokers: Goldman, Sachs & Co., Morgan Stanley, JP
Morgan
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Exterran Partners LP 6.000% due
4/1/2021
Purchase/Trade Date:	  3/22/2013
Offering Price of Shares: $98.439
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.77
Brokers: Wells Fargo Securities, Credit Agricole CIB, JP
Morgan, RBC Capital Markets, RBS, BofA Merrill Lynch,
SMBC Nikko, BB&T Captial Markets, Mitsubishi UFJ
Securities, PNC Capital Markets LLC, Regions Securities
LLC, Scotiabank, Goldman, Sachs & Co., Raymond James
Purchased from:  Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.